Exhibit 10.1

Banc of America Leasing & Capital, LLC	Equipment Security Note Number 17608-70010

This Equipment Security Note No. 17608-70010, dated as of March 28, 2014 (this “Equipment Note”), is entered into pursuant to and incorporates by this reference all of the terms and provisions of that certain Master Loan and Security Agreement No. 17608-70000 dated as of July 20, 2007 (the “Master Agreement”), by and between Banc of America Leasing & Capital, LLC (“Lender”) and Destination XL Group, Inc. (“Borrower”). All capitalized terms used herein and not defined herein shall have the respective meanings assigned to such terms in the Master Agreement. If any provision of this Equipment Note conflicts with any provision of the Master Agreement, the provisions contained in this Equipment Note shall prevail. Borrower hereby authorizes Lender to insert the serial numbers and other identification data of the Equipment, dates, and other omitted factual matters or descriptions in this Equipment Note.

The occurrence of an “Event of Default,” as defined in the Master Agreement, shall entitle Lender to accelerate the maturity of this Equipment Note and to declare the Prepayment Amount to be immediately due and payable, and to proceed at once to exercise each and every one of the remedies provided in the Master Agreement or otherwise available at law or in equity. All of Borrower’s Obligations under this Equipment Note are absolute and unconditional, and shall not be subject to any offset or deduction whatsoever. Borrower waives any right to assert, by way of counterclaim or affirmative defense in any action to enforce Borrower’s Obligations hereunder, any claim whatsoever against Lender.

1. Equipment Financed; Equipment Location; Grant of Security Interest. Subject to the terms and provisions of the Master Agreement and as provided herein, Lender is providing financing in the principal amount described in Section 2 below to Borrower in connection with the acquisition or financing of the following described Equipment:

Quantity	Description	Serial Number	Cost

See Exhibit A attached hereto

Location of Equipment. The Equipment will be located or (in the case of over-the-road vehicles) based at the following locations:

Location	Address	City	County	State	ZIP

See Exhibit B attached hereto

Borrower has agreed and does hereby grant a security interest in and to the Equipment and the Collateral related thereto, whether now owned or hereafter acquired and wherever located, in order to secure the payment and performance of all Obligations owing to Lender, including but not limited to this Equipment Note, all as more particularly provided in the Master Agreement. Lender’s agreement to provide the financing contemplated herein shall be subject to the satisfaction of all conditions established by Lender and Lender’s prior receipt of all required documentation in form and substance satisfactory to Lender in its sole discretion.

2. Payments. For value received, Borrower promises to pay to the order of Lender, the principal amount of $792,665.35, together with interest thereon as provided herein. This Equipment Note shall be payable by Borrower to Lender in 48 consecutive monthly, installments of principal and interest (the “Payments”) commencing on April 30, 2014 (the “Initial Payment”) and continuing thereafter through and including March 31, 2018 (the “Maturity Date”) (collectively, the “Equipment Note Term”). Each Payment shall be in the amount provided below, and due and payable on the same day of the month as the Initial Payment set forth above in each succeeding payment period (each, a “Payment Date”) during Equipment Note Term. All interest hereunder shall be calculated on the basis of a year of 360 days comprised of 12 months of 30 days each. The final Payment due and payable on the Maturity Date shall in any event be equal to the entire outstanding and unpaid principal amount of this Equipment Note, together with all accrued and unpaid interest, charges and other amounts owing hereunder and under the Master Agreement.

(a) Interest Rate.

Interest shall accrue on the entire principal amount of this Equipment Note outstanding from time to time at a fixed rate of 3.2072 percent per annum or, if less, the highest rate of interest permitted by applicable law (the “Interest Rate”), from the Advance Date set forth below until the principal amount of this Equipment Note is paid in full, and shall be due and payable on each Payment Date.

Equipment Security Note 4.1.06	Page 1 of 2

(b) Payment Amount.

The principal and interest amount of each Payment shall be $17,617.80.

3. Prepayment The outstanding principal balance of this Equipment Note may be prepaid in whole or part at any time, together with interest and late charges accrued through the date of the prepayment, provided that such prepayment shall be accompanied by a prepayment charge calculated as follows: one percent (1%) of the amount of the prepaid if such prepayment occurs during the period from the date of this Equipment Note to the first anniversary hereof; one-half percent (0.5%) of the amount prepaid if such prepayment occurs during the period commencing on the first day after the first anniversary hereof and continuing through the second anniversary hereof; and no prepayment charge if such prepayment occurs thereafter. Partial prepayments shall be applied against principal installments in their inverse order of maturity. A prepayment charge will not be due if this Equipment Note is refinanced with the Lender.

4. Borrower Acknowledgements. Upon delivery and acceptance of the Equipment, Borrower shall execute this Equipment Note evidencing the amounts financed by Lender in respect of such Equipment and the Payments of principal and interest hereunder. By its execution and delivery of this Equipment Note, Borrower:

(a)	reaffirms of all of Borrower’s representations, warranties and covenants as set forth in the Master Agreement and represents and warrants that no Default or Event of Default under the Master Agreement exists as of the date hereof;

(b)	represents, warrants and agrees that: (i) the Equipment has been delivered and is in an operating condition and performing the operation for which it is intended to the satisfaction of Borrower; (ii) each item of Equipment has been unconditionally accepted by Borrower for all purposes under the Master Agreement and this Equipment Note; and (iii) there has been no material adverse change in the operations, business, properties or condition, financial or otherwise, of Borrower since August 3, 2013;

(c)	authorizes and directs Lender to advance the principal amount of this Equipment Note to reimburse Borrower or pay Vendors all or a portion of the purchase price of Equipment in accordance with Vendors’ invoices therefor, receipt and approval of which are hereby reaffirmed by Borrower; and

(d)	agrees that Borrower is absolutely and unconditionally obligated to pay Lender all Payments at the times and in the manner set forth herein.

BANC OF AMERICA LEASING & CAPITAL, LLC		Borrower: DESTINATION XL GROUP, INC.

By:	/s/ Gina M. Cabral	By:	/s/ David A. Levin

Printed Name:	Gina M. Cabral	Printed Name:	David A. Levin

Title:	Vice President	Title:	President and CEO

Equipment Security Note 4.1.06	Page 2 of 2

EXHIBIT A TO EQUIPMENT SECURITY NOTE NO. 17608-70010

Company	Division	Type	Asset Type	Invoice	Description	Insrv Date

Equipment Location: 555 Turnpike Street, Canton, MA 02021
10	141	Corporate (DC)	EQUIP-C	BIP 85542	Batteries	2/18/2014
10	141	Corporate (DC)	FF-C	1260680	Ladders	2/21/2014
10	141	Corporate (DC)	FF-C	6987304	Fixtures	2/21/2014

Equipment Location: 555 Turnpike Street, Canton, MA 02021
10	181	Corporate (MIS)	HW-C	254637	DC Hardware	10/24/2013
10	181	Corporate (MIS)	HW-C	254676	DC Hardware	10/30/2013
10	181	Corporate (MIS)	HW-C	254745	DC Hardware	10/31/2013
10	181	Corporate (MIS)	HW-C	XJ8M2W847	Computers	11/25/2013
10	181	Corporate (MIS)	HW-C	XJ8NTDPD4	Computers	11/29/2013
10	181	Corporate (MIS)	HW-C	XJ8R9RR34	Computers	12/3/2013
10	181	Corporate (MIS)	HW-C	W298313413	Computers	12/12/2013
10	181	Corporate (MIS)	HW-C	W276358095	Computers	12/13/2013
10	181	Corporate (MIS)	HW-C	406155695	iPhones	12/18/2013
10	181	Corporate (MIS)	HW-C	9715490907	iPhones	12/18/2013
10	181	Corporate (MIS)	HW-C	9715490912	iPhones	12/18/2013
10	181	Corporate (MIS)	HW-C	XJ9F2R677	Tablet	2/21/2014
10	181	Corporate (MIS)	HW-C	9717201436	iPhone	2/21/2014
10	181	Corporate (MIS)	HW-S	00015063	Phones	1/20/2014
10	181	Corporate (MIS)	HW-C	92579798	Production Server	1/22/2014
10	181	Corporate (MIS)	HW-C	92580676	Production Server	1/22/2014
10	181	Corporate (MIS)	HW-C	12261	Tape Drives	2/21/2014
10	181	Corporate (MIS)	HW-C	XJ9W65DJ9	Laptop Computer	2/21/2014
10	181	Corporate (MIS)	HW-C	IN409102	Bar Code Printers	2/21/2014
10	181	Corporate (MIS)	HW-C	119906	Laptop Computer	2/21/2014
10	181	Corporate (MIS)	HW-C	119948	Laptop Computer	2/21/2014
10	181	Corporate (MIS)	HW-C	15570	iPhone Accessories	2/21/2014
10	181	Corporate (MIS)	FF-S	20527	Armrest	2/21/2014
10	181	Corporate (MIS)	HW-C	XJC5W9FJ5	Desktop Computers	2/21/2014
10	181	Corporate (MIS)	HW-C	73436754	Backup Tapes	2/21/2014
10	181	Corporate (MIS)	HW-C	73436821	Backup Tapes	2/21/2014

Equipment Location: Dedham Marketpalace 735 Providence Hwy Dedham, MA 02026
10	99160	DXL	FF-S	30540-0	Fixtures-Track	12/10/2013
10	99160	DXL	LHI-S	50450118	Security System	12/10/2013
10	99160	DXL	FF-S	SHW891789	Fixtures	12/10/2013
10	99160	DXL	EQUIP-S	966705	Cabling/Phones	12/10/2013
10	99160	DXL	FF-S	161367743	Fixtures-Display Frt	12/10/2013
10	99160	DXL	FF-S	12816	Fixtures-Lighting	12/10/2013
10	99160	DXL	FF-S	46790	Fixtures-Display	12/10/2013
10	99160	DXL	FF-S	20630	Fixtures-Shelving	12/10/2013
10	99160	DXL	FF-S	114665964	Fixtures-Shelving Frt	12/10/2013
10	99160	DXL	FF-S	380894772	Fixtures-Display Frt	12/10/2013
10	99160	DXL	FF-S	040094569	Fixtures-Display Frt	12/10/2013
10	99160	DXL	FF-S	118819	Fixtures-Display	12/10/2013
10	99160	DXL	FF-S	036783	Fixtures-Display	12/10/2013
10	99160	DXL	FF-S	47548	Fixtures-Display	12/10/2013
10	99160	DXL	FF-S	380870905	Fixtures-Display Frt	12/10/2013
10	99160	DXL	FF-S	10232013	Fixtures-Lighting	12/10/2013
10	99160	DXL	FF-S	321974149	Fixtures-Shelving Frt	12/10/2013
10	99160	DXL	FF-S	037375	Fixtures-Display	12/10/2013
10	99160	DXL	FF-S	141690	Fixtures-Shelving	12/10/2013
10	99160	DXL	FF-S	873814	Fixtures-Appliances	12/10/2013
10	99160	DXL	FF-S	106229657	Fixtures-Stools	12/10/2013
10	99160	DXL	FF-S	106233629	Fixtures-Lockers	12/10/2013
10	99160	DXL	FF-S	106235813	Fixtures-Appliances	12/10/2013
10	99160	DXL	FF-S	I14676769	Fixtures-Furniture Frt	12/10/2013
10	99160	DXL	FF-S	I14724131	Fixtures-Furniture	12/10/2013
10	99160	DXL	FF-S	0491092-IN	Tailor Shop Equip	12/10/2013
10	99160	DXL	FF-S	0491093-IN	Tailor Shop Equip	12/10/2013
10	99160	DXL	FF-S	19649	Fixtures-Display	12/10/2013
10	99160	DXL	FF-S	054695160	Fixtures-Tailor Shop Equip Frt	12/10/2013
10	99160	DXL	FF-S	48267	Fixtures-Display	12/10/2013
10	99160	DXL	FF-S	5370403	Fixtures	12/10/2013
10	99160	DXL	FF-S	058571	Fixtures-Display	12/10/2013
10	99160	DXL	FF-S	DI 659837	Fixtures-Shoe Fixtures	11/22/2013
10	99160	DXL	FF-S	121806	Fixtures-Mannequins	12/10/2013
10	99160	DXL	FF-S	759997	Fixtures-Shoe Stands	12/10/2013
10	99160	DXL	FF-S	119697	Fixtures-Display	12/10/2013
10	99160	DXL	FF-S	8515343	Fixtures-Shoe Fixtures	12/10/2013
10	99160	DXL	FF-S	1055087	Fixtures-Shoe Risers	12/10/2013
10	99160	DXL	FF-S	119755	Fixtures-Display	12/10/2013
10	99160	DXL	FF-S	119770	Fixtures-Display	12/10/2013
10	99160	DXL	FF-S	101227 RI	Ladders	12/10/2013
10	99160	DXL	FF-S	038000	Fixtures-Display	12/10/2013
10	99160	DXL	FF-S	038001	Fixtures-Display	12/10/2013
10	99160	DXL	FF-S	038002	Fixtures-Display	12/10/2013
10	99160	DXL	HW-S	5014676-B	DSL	12/10/2013
10	99160	DXL	FF-S	48691	Fixtures-Display	12/10/2013
10	99160	DXL	FF-S	35524	Fixtures	12/3/2013
10	99160	DXL	FF-S	0492097-IN	Tailor Shop Equip	12/10/2013
10	99160	DXL	FF-S	3125	Fixtures-Pool Table	12/10/2013
10	99160	DXL	FF-S	48727	Fixtures-Display	12/10/2013
10	99160	DXL	FF-S	106319249	Fixtures-Stools	12/10/2013
10	99160	DXL	FF-S	119868	Fixtures-Display	12/10/2013
10	99160	DXL	LHI-S	51050071	Security System	12/10/2013
10	99160	DXL	EQUIP-S	1102052	Cabling-Phones	12/14/2013
10	99160	DXL	FF-S	038298	Fixtures-Display	12/16/2013
10	99160	DXL	LHI-S	51081046	Security System	12/16/2013
10	99160	DXL	FF-S	120054	Fixtures-Display	12/18/2013
10	99160	DXL	EQUIP-S	1103676	Cabling-Phones	12/20/2013
10	99160	DXL	FF-S	3172733	Visual	12/31/2013
10	99160	DXL	FF-S	0493521-IN	Tailor Shop Equip	1/10/2014
10	99160	DXL	SIGNS	26799	Signs	1/24/2014
10	99160	DXL	SIGNS	26827	Signs	1/30/2014
10	99160	DXL	EQUIP-S	1111147	Cabling-Phones	2/10/2014

EXHIBIT A TO EQUIPMENT SECURITY NOTE NO. 17608-70010

Company	Division	Type	Asset Type	Invoice	Description	Insrv Date
Equipment Location: 242 Andover Street Peabody, MA 01960
10	99161	DXL	FF-S	30576-0	Fixtures-Track	11/19/2013
10	99161	DXL	FF-S	114665973	Fixtures-Shelving Frt	11/19/2013
10	99161	DXL	FF-S	205054	Fixtures-Shelving	11/19/2013
10	99161	DXL	FF-S	205257	Fixtures-Shelving	11/19/2013
10	99161	DXL	FF-S	321973877	Fixtures-Shelving Frt	11/19/2013
10	99161	DXL	FF-S	141740	Fixtures-Shelving	11/19/2013
10	99161	DXL	FF-S	5366529	Fixtures	11/19/2013
10	99161	DXL	FF-S	106167141	Fixtures-Stools	11/19/2013
10	99161	DXL	FF-S	040099934	Fixtures-Display Frt	11/19/2013
10	99161	DXL	FF-S	119130	Fixtures-Display	11/19/2013
10	99161	DXL	FF-S	47559	Fixtures-Display	11/19/2013
10	99161	DXL	FF-S	106170865	Fixtures-Lockers	11/19/2013
10	99161	DXL	FF-S	106171892	Fixtures-Appliances	11/19/2013
10	99161	DXL	FF-S	I14353211	Fixtures-Furniture Frt	11/19/2013
10	99161	DXL	FF-S	380870921	Fixtures-Display Frt	11/19/2013
10	99161	DXL	FF-S	I14400977	Fixtures-Furniture	11/19/2013
10	99161	DXL	FF-S	907173	Fixtures-Appliances	11/19/2013
10	99161	DXL	FF-S	216562115	Fixtures-Display Frt	11/19/2013
10	99161	DXL	FF-S	47856	Fixtures-Display	11/19/2013
10	99161	DXL	FF-S	8509895	Fixtures-Shoe Fixtures	11/19/2013
10	99161	DXL	FF-S	216560866	Fixtures-Display Frt	11/19/2013
10	99161	DXL	FF-S	037359	Fixtures-Display	11/19/2013
10	99161	DXL	FF-S	037360	Fixtures-Display	11/19/2013
10	99161	DXL	FF-S	47895	Fixtures-Display	11/19/2013
10	99161	DXL	FF-S	101091 RI	Ladders	11/19/2013
10	99161	DXL	FF-S	119355	Fixtures-Display	11/19/2013
10	99161	DXL	FF-S	0490489-IN	Tailor Shop Equip	11/19/2013
10	99161	DXL	FF-S	0490494-IN	Tailor Shop Equip	11/19/2013
10	99161	DXL	FF-S	DI 656954	Fixtures-Shoe Fixtures	11/19/2013
10	99161	DXL	FF-S	12889	Fixtures-Lighting	11/19/2013
10	99161	DXL	FF-S	054677219	Fixtures-Tailor Shop Equip Frt	11/19/2013
10	99161	DXL	FF-S	161368323	Fixtures-Display Frt	11/19/2013
10	99161	DXL	FF-S	335576278	Fixtures-Display Frt	11/19/2013
10	99161	DXL	FF-S	1054112	Fixtures-Shoe Risers	11/19/2013
10	99161	DXL	FF-S	19629	Fixtures-Display	11/19/2013
10	99161	DXL	FF-S	SHW925628	Fixtures	11/19/2013
10	99161	DXL	FF-S	119390	Fixtures-Display	11/19/2013
10	99161	DXL	FF-S	LNL5354	Fixtures-Headsets	11/19/2013
10	99161	DXL	FF-S	3112	Fixtures-Pool Table	11/19/2013
10	99161	DXL	FF-S	A27697-0	Fixtures-Track	11/19/2013
10	99161	DXL	FF-S	241779876	Fixtures-Chairs Frt	11/19/2013
10	99161	DXL	FF-S	101157RI	Ladders	11/19/2013
10	99161	DXL	FF-S	326556423	Fixtures-Furniture Frt	11/19/2013
10	99161	DXL	FF-S	35382	Fixtures	11/19/2013
10	99161	DXL	FF-S	48295	Fixtures-Display	11/19/2013
10	99161	DXL	FF-S	121362	Fixtures-Mannequins	11/19/2013
10	99161	DXL	FF-S	121629	Fixtures-Mannequins	11/19/2013
10	99161	DXL	EQUIP-S	468318	Music System	11/19/2013
10	99161	DXL	FF-S	30596	Fixtures-Furniture	11/21/2013
10	99161	DXL	SIGNS	26537	Signage	11/19/2013
10	99161	DXL	LHI-S	50978969	Security System	11/19/2013
10	99161	DXL	LHI-S	50978970	Security System	11/19/2013
10	99161	DXL	EQUIP-S	1005266	Cabling-Phones	11/25/2013
10	99161	DXL	EQUIP-S	1005270	Cabling-Phones	11/25/2013
10	99161	DXL	FF-S	037847	Fixtures-Display	11/30/2013
10	99161	DXL	FF-S	037830	Fixtures-Display	11/30/2013
10	99161	DXL	FF-S	037850	Fixtures-Display	11/30/2013
10	99161	DXL	FF-S	0492048-IN	Tailor Shop Equip	12/3/2013
10	99161	DXL	LHI-S	51049950	Security System	11/19/2013
10	99161	DXL	FF-S	120055	Fixtures-Display	12/18/2013
10	99161	DXL	EQUIP-S	468019	Music System	12/19/2013
10	99161	DXL	HW-S	5088191-A	DSL	1/3/2014
10	99161	DXL	FF-S	0493522-IN	Tailor Shop Equip	1/10/2014
10	99161	DXL	FF-S	120350	Fixtures-Display	1/24/2014
10	99161	DXL	EQUIP-S	1109848	Cabling-Phones	2/4/2014
10	99161	DXL	FF-S	759636	Fixtures-Shoe Stands	11/19/2013

As more fully described in the electronic disk provided to Lender by Borrower.

Destination XL Group, Inc.

By:	/s/ David A. Levin
Title:	David A. Levin
President and CEO

EXHIBIT B EQUIPMENT SECURITY NOTE NO. 17608-70010

STORE	LOCATION	CENTER NAME	ADDRESS1	CITY	ST	ZIP CODE
10	141	Corporate (DC)	555 Turnpike Street	CANTON	MA	02021
10	181	Corporate (MIS)	555 Turnpike Street	CANTON	MA	02021
10	99160	DXL	DEDHAM MARKETPLACE 735 PROVIDENCE HWY	DEDHAM	MA	02026
10	99161	DXL	242 ANDOVER STREET	PEABODY	MA	01960

Destination XL Group, Inc.

By:	/s/ David A. Levin

Title:	David A. Levin
President and CEO